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                                                                  EXHIBIT 10.1.1

                               AMENDMENT NO. 1 TO
                               ADVISORY AGREEMENT

      This AMENDMENT NO. 1 TO ADVISORY AGREEMENT (this "Amendment") effective as of November 16, 2006, is by and between NNN Healthcare/Office REIT, Inc. (the "Company"), NNN Healthcare/Office REIT Holdings, L.P. (the
"Partnership"), NNN Healthcare/Office Advisor, LLC, and Triple Net Properties, LLC ("Triple Net").

                                   WITNESSETH:

      WHEREAS, the Company, the Partnership, NNN Healthcare/Office Advisor, LLC and Triple Net entered into that certain Advisory Agreement on September 20, 2006 (the "Agreement"), whereby the Advisor agreed to provide certain advisory services to the Company as more specifically provided therein; and

      WHEREAS, pursuant to and in accordance with Section 23 of the Agreement, the parties wish to amend the Agreement as set forth in this Amendment.

      NOW THEREFORE, in consideration of the rights and obligations contained herein, and for other good and valuable consideration, the adequacy of which is hereby acknowledged, the parties agree as follows:

      1.    DEFINED TERMS; REFERENCES.

      Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Agreement. Each reference to "hereof," "hereunder," "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall, after the date hereof, refer to the Agreement as amended hereby.

      2.    AMENDMENT.

      Every reference in the Agreement to the defined term "Real Estate Commission," including in the definition of such term in Section 1, is hereby replaced with the term "Acquisition Fee."

      3.    TITLES AND HEADINGS.

      The headings in this Amendment are for reference purposes only, and shall not in any way affect the meaning or interpretation of this Amendment.



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      4.    SEVERABILITY.

      The invalidity of any portion of this Amendment shall not affect the validity, force or effect of the remaining portions hereof. If it is ever held that any restriction hereunder is too broad to permit enforcement of such restriction to its fullest extent, such restriction shall be enforced to the maximum extent permitted by law.

      5.    COUNTERPARTS AND RECOGNITION OF FACSIMILE SIGNATURES.

      This Amendment may be executed in one or more counterparts, each of which shall be deemed an original agreement, but all of which together shall constitute one and the same instrument. Additionally, both parties acknowledge and agree that a facsimile signature to this Agreement will be recognized and accepted as an original signature.

      6.    CONSTRUCTION.

      The parties agree that this Amendment shall be governed by the provisions of Section 25 of the Agreement.

                            [Signatures on next page]

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      IN WITNESS WHEREOF, the undersigned have caused this Amendment No. 1 to
Advisory Agreement to be executed effective as of the date first written above by their respective officers thereunto duly authorized.

                              NNN HEALTHCARE/OFFICE REIT, INC.


                              By:    /s/Scott D. Peters
                                     ------------------------------------------
                              Name:    Scott D. Peters
                                      -----------------------------------------
                              Title:   Chief Executive Officer
                                       ----------------------------------------

                              NNN HEALTHCARE/OFFICE REIT HOLDINGS, L.P.

                              By:  NNN Healthcare/Office REIT, Inc., its
                                   General Partner


                              By:      /s/Scott D. Peters
                                     ------------------------------------------
                              Name:    Scott D. Peters
                                      -----------------------------------------
                              Title:      Chief Executive Officer
                                       ----------------------------------------


                              NNN HEALTHCARE/OFFICE REIT ADVISOR, LLC


                              By:        /s/Scott D. Peters
                                     ------------------------------------------
                              Name:    Scott D. Peters
                                      -----------------------------------------
                              Title:      Chief Executive Officer
                                       ----------------------------------------


                              TRIPLE NET PROPERTIES, LLC


                              By:        /s/ Louis J. Rogers
                                     ------------------------------------------
                              Name:       Louis J. Rogers
                                      -----------------------------------------
                              Title:       President
                                       ----------------------------------------